UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

QDM International Inc.

(Exact name of registrant as specified in its charter)

Florida	001-27251	59-3564984
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1030B, 10/F, Ocean Centre, Harbour City

5 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong

+ 852 34886893

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 9, 2024, QDM International Inc., a Florida corporation (the “Company”), entered into a securities subscription agreement (the “Securities Subscription Agreement”) with Mr. Huihe Zheng, the Company’s Chief Executive Officer, President, and Chairman of the board of directors (the “Board”). Pursuant to the Securities Subscription Agreement, the Company agreed to issue 6,000,000 shares of Series B Preferred Stock, par value $0.0001 per share (the “Series B Shares”) to Mr. Zheng at a purchase price of $0.10 per share, and Mr. Zheng agreed to cancel and forgive a portion of the currently outstanding principal amount of the debt owed by the Company to Mr. Zheng, in the amount of US$600,000, which was loaned by Mr. Zheng to the Company providing for its working capital and general corporate expenses.

The description of the Securities Subscription Agreement herein is a summary only and qualified in its entirety by reference to the full text of the Securities Subscription Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. The issuance of the Series B Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 4, 2024, the Company filed an Articles of Amendment to Articles of Incorporation of the Company (the “Amendment”) with the Florida Division of Corporation to increase the Company’s authorized number of Series B Shares from 2,000,000 shares to 10,000,000 shares. Each Series B Share has a voting right equal to 100 shares of common stock of the Company, and Series B Share is not convertible into common stock, is not entitled to any dividend, and does not have redemption rights. The Amendment was approved by the Board, in accordance with the Company’s Articles of Incorporation and the Florida Business Corporation Act.

The description of the Amendment herein is a summary only and qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation of QDM International Inc.
10.1	Securities Subscription Agreement, dated October 9, 2024, by and between the Company and Huihe Zheng
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2024

QDM INTERNATIONAL INC.

By:	/s/ Huihe Zheng
Name:	Huihe Zheng
Title:	Chief Executive Officer

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